SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2002

CHITTENDEN CORPORATION
(Exact name of Registrant as specified in charter)

Vermont	0-79748	03-0228404
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Burlington Square, Burlington, Vermont	05401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (802) 660-1410

Not Applicable
(Former name or former address,
if changed since last report)

ITEM 5.    Other Events

On September 19, 2002, Chittenden Corporation issued a press release announcing that it would be making a presentation at the RBC Capital Markets conference on September 20, 2002. The press release, included in this report as Exhibit 99.1, is incorporated herein by reference.

ITEM 7.    Financial Statements and Exhibits

(C)  Exhibits
99.1    Press Release dated September 19, 2002
99.2    Chittenden Corporation slide presentation accompanying September 20, 2002 RBC Capital Markets financial institutions             conference.

ITEM 9.    Regulation FD Disclosure

A slide presentation included herein as Exhibit 99.2 is not filed but is furnished pursuant to Resolution FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHITTENDEN CORPORATION
(Registrant)

BY:     /S/   F. SHELDON PRENTICE
          Senior Vice President, General Counsel and Secretary

DATE:   September 19, 2002